UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Financial Opportunities Fund

Semiannual Report

4.30.13

Ticker | **BTO**

Portfolio summary

Top 10 Holdings (27.1% of Total Investments on 4-30-13)[1,2]

Wells Fargo & Company	3.5%	BB&T Corp.	2.6%

PNC Financial Services Group, Inc.	3.2%	Comerica, Inc.	2.3%

Cullen/Frost Bankers, Inc.	3.1%	M&T Bank Corp.	2.3%

U.S. Bancorp	3.1%	Berkshire Hills Bancorp, Inc.	2.0%

JPMorgan Chase & Company	3.0%	SunTrust Banks, Inc.	2.0%

Industry Composition[1,3]

Commercial Banks	74.5%	Real Estate Investment Trusts	2.6%

Thrifts & Mortgage Finance	11.8%	Insurance	0.4%

Diversified Financial Services	5.0%	Short-Term Investments	1.6%

Capital Markets	4.1%

1 As a percentage of total investments on 4-30-13.

2 Cash and cash equivalents not included.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

6	Financial Opportunities Fund | Semiannual report

Fund’s investments

As of 4-30-13 (unaudited)

	Shares	Value
Common Stocks 97.6% (80.5% of Total Investments)		$366,805,081

(Cost $320,888,914)

Financials 97.6%		366,805,081

Capital Markets 2.6%

KKR & Company LP	46,104	968,184

The Blackstone Group LP	98,870	2,031,779

The Carlyle Group LP (Z)	205,501	6,674,674

Commercial Banks 76.2%

1st United Bancorp, Inc. (Z)	450,221	2,984,965

Access National Corp.	47,155	592,738

Ameris Bancorp (I)(Z)	243,266	3,374,099

Anchor Bancorp, Inc. (I)	88,416	1,274,959

Avenue Bank (I)(R)	300,000	1,961,289

Bar Harbor Bankshares (Z)	53,347	1,920,492

BB&T Corp. (Z)	387,599	11,926,421

Bond Street Holdings LLC, Class A (I)(S)(Z)	284,903	3,988,642

Bond Street Holdings, Inc. (I)(S)	6,901	96,614

Bridge Capital Holdings (I)(Z)	150,564	2,195,223

Bryn Mawr Bank Corp.	80,000	1,858,400

BSB Bancorp, Inc. (I)	142,195	1,955,181

Camden National Corp.	36,776	1,227,951

Centerstate Banks, Inc. (Z)	362,291	3,014,261

Chemical Financial Corp.	49,753	1,233,874

City Holding Company (Z)	39,363	1,502,879

Comerica, Inc. (Z)	287,393	10,417,996

Commerce Bancshares, Inc. (Z)	66,613	2,671,847

ConnectOne Bancorp, Inc. (I)	21,761	631,069

Crescent Financial Bancshares, Inc. (I)	123,408	509,675

CU Bancorp (I)	91,813	1,285,382

Cullen/Frost Bankers, Inc. (Z)	235,579	14,231,327

DNB Financial Corp.	78,515	1,330,044

Eastern Virginia Bankshares, Inc. (I)	88,862	536,726

Evans Bancorp, Inc.	69,760	1,243,123

Fifth Third Bancorp (Z)	452,067	7,698,701

First Bancorp, Inc. Maine (Z)	266,499	4,554,468

First Community Corp.	136,228	1,215,154

First Connecticut Bancorp, Inc.	10,112	150,062

First Financial Bancorp	100,692	1,547,636

First Financial Holdings, Inc. (Z)	194,614	3,900,065

See notes to financial statements	Semiannual report | Financial Opportunities Fund	7

	Shares	Value
Commercial Banks (continued)

First Horizon National Corp. (Z)	180,033	$1,872,343

First Merchants Corp.	118,683	1,926,225

First Security Group, Inc. (I)(R)	1,192,189	3,232,722

First Southern Bancorp, Inc., Class B (Florida) (I)	78,390	348,836

Firstbank Corp.	45,424	576,885

FirstMerit Corp. (Z)	196,902	3,372,931

FNB Corp. (Z)	767,513	8,741,973

Glacier Bancorp, Inc. (Z)	223,556	4,124,608

Guaranty Bancorp (I)	114,094	241,879

Hamilton State Bancshares (I)(R)	200,000	1,402,945

Hancock Holding Company (Z)	245,752	6,701,657

Heritage Commerce Corp. (I)(Z)	387,733	2,547,406

Heritage Financial Corp.	134,466	1,875,801

Heritage Oaks Bancorp (I)(Z)	650,719	3,591,969

Independent Bank Corp. — Massachusetts (Z)	195,961	6,082,629

Intermountain Community Bancorp (I)	115,108	1,487,195

M&T Bank Corp. (Z)	102,651	10,285,630

MB Financial, Inc. (Z)	123,205	3,050,556

Monarch Financial Holdings, Inc.	162,521	1,737,349

NewBridge Bancorp (I)	207,422	1,221,716

Northrim BanCorp, Inc.	77,232	1,682,113

Pacific Continental Corp.	183,645	2,053,151

PacWest Bancorp (Z)	41,762	1,158,060

Park National Corp. (Z)	42,113	2,879,687

Park Sterling Corp. (I)(Z)	585,931	3,357,385

Peoples Bancorp, Inc.	64,573	1,315,998

PNC Financial Services Group, Inc. (Z)	213,742	14,508,807

Prosperity Bancshares, Inc. (Z)	127,654	5,864,425

Sandy Spring Bancorp, Inc.	54,695	1,120,154

Sierra Bancorp	140,000	1,808,800

Southern First Bancshares, Inc. (I)	57,450	623,333

Southwest Bancorp, Inc. (I)	156,326	2,066,630

State Bank Financial Corp.	103,998	1,529,811

Suffolk Bancorp (I)	135,334	2,116,624

Sun Bancorp, Inc. (I)	550,598	1,772,926

SunTrust Banks, Inc. (Z)	309,973	9,066,710

Swedbank AB, Class A	164,324	4,052,419

Talmer Bancorp, Inc. (I)(S)	896,300	7,161,384

Trico Bancshares (Z)	202,536	3,538,304

Trustmark Corp. (Z)	123,537	3,032,833

U.S. Bancorp (Z)	417,621	13,898,427

Union First Market Bankshares Corp. (Z)	161,746	3,058,617

United Bancorp, Inc. (I)	317,968	1,669,332

United Bankshares, Inc.	34,178	865,045

Washington Banking Company	67,556	932,273

Washington Trust Bancorp, Inc. (Z)	123,905	3,314,459

Wells Fargo & Company (Z)	419,857	15,946,169

WesBanco, Inc. (Z)	137,003	3,429,185

8	Financial Opportunities Fund | Semiannual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Westamerica Bancorp. (Z)	25,066	$1,087,614

Wilshire Bancorp, Inc. (I)(Z)	618,257	3,950,662

Yadkin Valley Financial Corp. (I)	565,710	2,268,497

Zions Bancorporation (Z)	313,588	7,720,537

Diversified Financial Services 4.9%

Bank of America Corp. (Z)	420,555	5,177,032

JPMorgan Chase & Company (Z)	274,274	13,442,169

Insurance 0.5%

ACE, Ltd. (Z)	21,581	1,923,730

Real Estate Investment Trusts 0.9%

Campus Crest Communities, Inc.	31,500	430,290

Digital Realty Trust, Inc. (Z)	14,500	1,022,540

Select Income REIT	32,258	920,321

Spirit Realty Capital, Inc.	50,000	1,076,500

Thrifts & Mortgage Finance 12.5%

Berkshire Hills Bancorp, Inc. (Z)	358,903	9,281,232

Cheviot Financial Corp.	114,092	1,310,917

First Defiance Financial Corp. (Z)	125,381	2,838,626

Flushing Financial Corp. (Z)	192,160	2,916,989

Georgetown Bancorp, Inc.	65,000	893,750

Heritage Financial Group, Inc. (Z)	123,914	1,832,688

Hingham Institution for Savings (Z)	80,000	5,440,800

Home Federal Bancorp, Inc.	125,986	1,534,509

HomeStreet, Inc. (Z)	134,465	2,890,998

Hudson City Bancorp, Inc. (Z)	267,248	2,220,831

MutualFirst Financial, Inc.	100,539	1,615,662

New York Community Bancorp, Inc. (Z)	365,166	4,947,999

Rockville Financial, Inc.	106,610	1,385,930

Simplicity Bancorp, Inc.	109,586	1,643,790

Southern Missouri Bancorp, Inc.	56,094	1,402,350

United Community Financial Corp. (I)	287,588	1,064,766

WSFS Financial Corp. (Z)	73,787	3,611,136

	Shares	Value
Preferred Securities 15.2% (12.5% of Total Investments)		$57,081,169

(Cost $54,481,809)

Financials 15.2%		57,081,169

Capital Markets 1.0%

Hercules Technology Growth Capital, Inc., 7.000% (Z)	78,825	2,099,898

JMP Group, Inc., 8.000%	61,877	1,587,145

Commercial Banks 10.2%

Boston Private Financial Holdings, Inc., 6.950%	160,000	4,070,400

Fidelity Southern Corp., 5.000%	2,000	1,965,000

First Bancshare (5.000% to 2-1-14, then
9.000% thereafter)	210,000	2,284,413

First Citizens Bancshares, Inc., Series A (5.000%
to 2-1-14, then 9.000% thereafter) (R)	15,038	2,712,526

See notes to financial statements	Semiannual report | Financial Opportunities Fund	9

	Shares	Value
Commercial Banks (continued)

First Financial Holdings, Inc., Series A (5.000%
to 2-1-14, then 9.000% thereafter)	1,500	$1,492,781

First Southern Bancorp, Inc. (5.000% to 2-1-14,
then 9.000% thereafter)	134	231,125

Fresno First Bank, Series C, 5.000%	11,660	1,154,573

NewBridge Bancorp, Series A (5.000% to 2-1-14, then
9.000% thereafter)	4,000	3,922,000

Royal Bank of Scotland Group PLC, Series N,
6.350% (Z)	139,650	3,225,915

Royal Bank of Scotland Group PLC, Series T,
7.250% (Z)	106,273	2,674,891

Taylor Capital Group, Inc., Series A, 8.000% (Z)	90,000	2,380,500

United Bancorp, Inc., Series A (5.000% to 2-1-14, then
9.000% thereafter)	1,500	1,440,000

United Community Banks, Inc. (5.000% to 2-1-14,
then 9.000% thereafter)	4,081	3,952,326

United Community Banks, Inc., Series B
(5.000% to 2-1-14, then 9.000% thereafter)	3,000	3,000,000

Zions Bancorporation, 6.300% (Z)	140,000	3,801,000

Real Estate Investment Trusts 2.3%

Cedar Realty Trust, Inc., 7.250%	22,730	595,753

CommonWealth REIT, 6.500%	35,722	847,683

FelCor Lodging Trust, Inc., Series A, 1.950%	86,950	2,107,668

Strategic Hotels & Resorts, Inc., 8.250% (Z)	112,600	2,813,874

Strategic Hotels & Resorts, Inc., Series C,
8.250% (Z)	86,500	2,172,015

Thrifts & Mortgage Finance 1.7%

First Pactrust Bancorp, Inc., 7.500% (Z)	120,500	3,120,950

United Community Financial Corp., Series A (I)	347	1,284,733

WSFS Financial Corp., 6.250% (Z)	80,000	2,144,000

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 4.2% (3.5% of Total Investments)				$15,783,750

(Cost $14,689,524)

Financials 4.2%				15,783,750

Capital Markets 0.6%

E*TRADE Financial Corp. (Z)	6.000	11-15-17	$2,000,000	2,115,000

Commercial Banks 2.8%

Coal City Capital Trust I (P)(S)	2.087	09-01-28	1,000,000	730,000

Synovus Financial Corp.	5.125	06-15-17	1,000,000	1,010,000

Synovus Financial Corp. (Z)	7.875	02-15-19	3,000,000	3,442,500

United Community Banks, Inc.	9.000	10-15-17	3,500,000	3,675,000

Western Alliance Bancorp	10.000	09-01-15	1,500,000	1,665,000

Diversified Financial Services 0.8%

Nationstar Mortgage LLC (S)(Z)	6.500	07-01-21	3,000,000	3,146,250

10	Financial Opportunities Fund | Semiannual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Convertible Bonds 0.8% (0.7% of Total Investments)				$3,060,000

(Cost $3,000,000)

Financials 0.8%				3,060,000

BlackRock Kelso Capital Corp. (S)(Z)	5.500	02-15-18	$3,000,000	3,060,000

			Shares	Value
Investment Companies 0.1% (0.1% of Total Investments)				$426,500

(Cost $443,098)

Financials 0.1%				426,500

FII BTG Pactual Corporate Office Fund			6,000	426,500

Warrants 1.3% (1.1% of Total Investments)				$4,748,700

(Cost $3,656,631)

Financials 1.3%				4,748,700

Commercial Banks 1.1%

Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			58,123	857,224

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			93,762	1,012,630

Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			178,684	2,048,423

TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			71,471	155,807

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)			33,222	18,604

Diversified Financial Services 0.2%

Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,045,183	564,294

Thrifts & Mortgage Finance 0.0%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			27,297	91,718

		Maturity
	Yield*	date	Par value	Value
Certificate of Deposit 0.0% (0.0% of Total Investments)				$73,438

(Cost $73,438)

Country Bank for Savings	1.000	08-28-14	$1,936	1,936

First Bank Richmond	2.226	12-05-13	19,076	19,076

First Bank System, Inc.	0.549	04-02-15	4,906	4,906

First Federal Savings Bank of Louisiana	0.100	01-06-14	3,029	3,029

Framingham Cooperative Bank	1.147	09-08-13	3,862	3,862

Home Bank	0.867	12-04-13	18,442	18,442

Machias Savings Bank	1.000	05-24-13	1,927	1,927

Midstate Federal Savings and Loan	1.040	05-27-13	1,959	1,959

Milford Bank	0.995	06-04-13	1,853	1,853

Milford Federal Savings and Loan Association	0.250	10-21-13	2,019	2,019

Mount McKinley Savings Bank	0.200	12-03-13	1,693	1,693

Mt. Washington Bank	1.000	10-31-13	1,839	1,839

Newburyport Five Cent Savings Bank	0.750	10-20-14	2,062	2,062

Newton Savings Bank	0.998	05-30-13	1,891	1,891

OBA Federal Savings and Loan	0.750	06-15-13	1,307	1,307

Plymouth Savings Bank	0.200	04-21-15	1,931	1,931

Salem Five Cents Savings Bank	0.250	12-17-13	1,721	1,721

Sunshine Federal Savings and Loan Association	1.140	05-10-13	1,985	1,985

See notes to financial statements	Semiannual report | Financial Opportunities Fund	11

	Par value	Value
Short-Term Investments 2.0% (1.6% of Total Investments)		$7,444,000

(Cost $7,444,000)

Repurchase Agreement 2.0%		7,444,000
Repurchase Agreement with State Street Corp. dated 4-30-13 at
0.010% to be repurchased at $7,444,002 on 5-1-13, collateralized by $7,605,000 U.S. Treasury Bill, 0.010% due 4-3-14 (valued at
$7,593,593, including interest)	$7,444,000	7,444,000

Total investments (Cost $404,677,414)† 121.2%		$455,422,638

Other assets and liabilities, net (21.2%)		($79,610,956)

Total net assets 100.0%		$375,811,682

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

					Value as a
	Original		Beginning	Ending	percentage
	acquisition	Acquisition	share	share	of Fund’s	Value as of
Issuer, Description	date	cost	amount	amount	net assets	4-30-13

Avenue Bank	1-29-07	$3,000,000	300,000	300,000	0.52%	$1,961,289

First Citizens	12-17-12	$2,105,320	—	15,038	0.72%	$2,712,526
Bancshares, Inc.,
Series A
Bought: 15,038

First Security	3-28-13	$1,788,284	—	1,192,189	0.86%	$3,232,722
Group, Inc.
Bought: 1,192,189

Hamilton State	1-7-13	$1,358,000	—	200,000	0.37%	$1,402,945
Bancshares
Bought: 200,000

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-13 was $179,014,274.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 4-30-13, the aggregate cost of investment securities for federal income tax purposes was $404,728,257. Net unrealized appreciation aggregated $50,694,381, of which $71,945,636 related to appreciated investment securities and $21,251,255 related to depreciated investment securities.

12	Financial Opportunities Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N TS

Financial statements

Statement of assets and liabilities 4-30-13 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $404,677,414)	$455,422,638
Cash	3,963,358
Foreign currency, at value (Cost $1,014)	1,001
Receivable for investments sold	4,058
Dividends and interest receivable	544,265
Receivable due from advisor	54,034
Other receivables and prepaid expenses	54,005

Total assets	460,043,359

Liabilities

Credit facility agreement payable	80,000,000
Payable for investments purchased	3,979,647
Interest payable	1,952
Payable to affiliates
Administrative services fees	90,057
Trustees’ fees	41,031
Other liabilities and accrued expenses	118,990

Total liabilities	84,231,677

Net assets	$375,811,682

Net assets consist of

Paid-in capital	$328,038,450
Accumulated distributions in excess of net investment income	(8,639,424)
Accumulated net realized gain (loss) on investments, options written and
foreign currency transactions	5,667,445
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	50,745,211

Net assets	$375,811,682

Net asset value per share

Based on 18,528,511 shares of beneficial interest outstanding — unlimited	$20.28
number of shares authorized with no par value

See notes to financial statements	Semiannual report | Financial Opportunities Fund	13

F I N A N C I A L  S T A T E M EN TS

Statement of operations For the six-month period ended 4-30-13 (unaudited)

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,713,793
Interest	550,469
Less foreign taxes withheld	(20,108)

Total investment income	5,244,154

Expenses
Investment management fees	2,182,089
Administrative services fees	473,060
Transfer agent fees	43,666
Trustees’ fees	24,972
Printing and postage	120,551
Professional fees	153,892
Custodian fees	19,691
Registration and filing fees	15,936
Interest expense	97,910
Stock exchange listing fees	11,946
Other	9,985

Total expenses	3,153,698

Less expense reductions	(283,836)

Net expenses	2,869,862

Net investment income	2,374,292

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	5,917,978
Written options	(226,003)
Foreign currency transactions	(8,898)
5,683,077
Change in net unrealized appreciation (depreciation) of
Investments	28,125,539
Written options	150,253
Translation of assets and liabilities in foreign currencies	(13)
28,275,779
Net realized and unrealized gain	33,958,856

Increase in net assets from operations	$36,333,148

14	Financial Opportunities Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-13	ended
	(Unaudited)	10-31-12
Increase (decrease) in net assets

From operations

Net investment income	$2,374,292	$3,111,494
Net realized gain	5,683,077	13,958,983
Change in net unrealized appreciation (depreciation)	28,275,779	60,317,478

Increase in net assets resulting from operations	36,333,148	77,387,955

Distributions to shareholders
From net investment income	(10,972,584)[1]	(3,176,174)
From net realized gain	—	(13,959,070)
From tax return of capital	—	(408,876)

Total distributions	(10,972,584)	(17,544,120)

From Fund share transactions

Repurchased	—	(6,987,727)

Total increase	25,360,564	52,856,108

Net assets

Beginning of period	350,451,118	297,595,010

End of period	$375,811,682	$350,451,118

Accumulated distributions in excess of net investment income	($8,639,424)	($41,132)

Share activity

Shares outstanding
Beginning of period	18,528,511	18,989,764
Shares repurchased	—	(461,253)
End of period	18,528,511	18,528,511

1 A portion of the distributions may be deemed a tax return of capital at year-end.

See notes to financial statements	Semiannual report | Financial Opportunities Fund	15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	4-30-13[1]	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$18.91	$15.67	$16.90	$16.28	$20.81	$35.08
Net investment income[2]	0.13	0.17	0.08	0.07	0.29	0.62
Net realized and unrealized gain (loss)
on investments	1.83	3.97	(0.49)	1.19	(3.63)	(8.94)
Total from investment operations	1.96	4.14	(0.41)	1.26	(3.34)	(8.32)
Less distributions to
common shareholders
From net investment income	(0.59)[3]	(0.17)	(0.09)	(0.06)	(0.29)	(0.68)
From net realized gain	—	(0.75)	(0.82)	(0.67)	—	(4.76)
From tax return of capital	—	(0.02)	—	—	(0.94)	(0.51)
Total distributions	(0.59)	(0.94)	(0.91)	(0.73)	(1.23)	(5.95)
Anti-dilutive impact of repurchase plan	—	0.04[4]	0.09[4]	0.09[4]	0.04[4]	—
Net asset value, end of period	$20.28	$18.91	$15.67	$16.90	$16.28	$20.81
Per share market value, end of period	$20.61	$18.03	$14.29	$15.02	$13.30	$17.80
Total return at net asset value (%)[5,6]	10.61[7]	27.70	(1.81)	8.82	(13.78)	(24.38)
Total return at market value (%)[6]	17.90[7]	33.51	0.76	18.38	(17.65)	(26.67)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$376	$350	$298	$338	$339	$439
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.76[8]	1.53	1.52	1.51	1.55	1.49
Expenses net of fee waivers and credits[9]	1.60[8]	1.38	1.37	1.36	1.40	1.34
Net investment income	1.33[8]	0.94	0.48	0.39	1.88	2.51
Portfolio turnover (%)	8	19	23	34	37	27

Senior securities

Total debt outstanding end of period
(in millions)	$80	—	—	—	—	—
Asset coverage per $1,000 of debt[10]	$5,698	—	—	—	—	—

1 Six months ended 4-30-13. Unaudited.
2 Based on the average daily shares outstanding.
3 A portion of the distributions may be deemed a tax return of capital at year-end.
4 The repurchase plan was completed at an average repurchase price of $15.15, $14.82, $15.04 and $12.99 for 461,253, 1,016,051, 803,485 and 290,700 shares, and $6,987,727, $15,062,318, $12,088,382 and $3,776,593 for the years ended 10-31-12, 10-31-11, 10-31-10 and 10-31-09, respectively.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
7 Not annualized.
8 Annualized.
9 Expenses net of fee waivers and credits excluding interest expense is 1.55% (annualized) for the period ended 4-30-13.
10 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

16	Financial Opportunities Fund | Semiannual report	See notes to financial statements

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Financial Opportunities Fund, formerly John Hancock Bank and Thrift Opportunity Fund (the Fund), is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Effective December 14, 2012, John Hancock Bank and Thrift Opportunity Fund changed its name to John Hancock Financial Opportunities Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities including closed-end funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs

Semiannual report | Financial Opportunities Fund	17

when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Capital Markets	$9,674,637	$9,674,637	—	—
Commercial Banks	286,304,889	264,408,874	$7,285,141	$14,610,874
Diversified Financial
Services	18,619,201	18,619,201	—	—
Insurance	1,923,730	1,923,730	—	—
Real Estate Investment
Trusts	3,449,651	3,449,651	—	—
Thrifts & Mortgage
Finance	46,832,973	45,768,207	1,064,766	—
Preferred Securities
Capital Markets	3,687,043	3,687,043	—	—
Commercial Banks	38,307,450	21,229,279	6,489,720	10,588,451
Real Estate Investment
Trusts	8,536,993	8,536,993	—	—
Thrifts & Mortgage
Finance	6,549,683	5,264,950	1,284,733	—
Corporate Bonds
Capital Markets	2,115,000	—	2,115,000	—
Commercial Banks	10,522,500	—	6,117,500	4,405,000
Diversified Financial
Services	3,146,250	—	3,146,250	—
Convertible Bonds	3,060,000	—	3,060,000	—
Investment Companies	426,500	426,500	—	—
Warrants	4,748,700	1,843,053	2,905,647	—
Certificate of Deposit	73,438	—	73,438	—
Short-Term Investments	7,444,000	—	7,444,000	—

Total Investments in
Securities	$455,422,638	$384,832,118	$40,986,195	$29,604,325

18	Financial Opportunities Fund | Semiannual report

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	COMMON	PREFERRED	CORPORATE
INVESTMENTS IN SECURITIES	STOCKS	STOCKS	BONDS	TOTAL

Balance as of 10-31-12	$10,837,623	$1,830,184	$4,252,500	$16,920,307
Realized gain (loss)	—	—	—	—
Change in unrealized
appreciation (depreciation)	(707,429)	(179,059)	152,500	(733,988)
Purchases	4,480,680	8,937,326	—	13,418,006
Sales	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 4-30-13	$14,610,874	$10,588,451	$4,405,000	$29,604,325
Change in unrealized
at period end*	($707,429)	($179,059)	$152,500	($733,988)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 4-30-13	TECHNIQUE	INPUTS	INPUT/RANGE

Common Stocks	$10,525,618	Market	Book value	6.94x – 8.00x
		Approach	multiple	(weighted average 7.83x)

			Discount for lack	10%
			of marketability

	4,085,256	Market	Offered quotes	$14.00
		Approach

	$14,610,874
Corporate Bonds	$4,405,000	Market	Offered quotes	$73.00 – $105.00
		Approach		(weighted average $99.70)
Preferred Securities	$10,588,451	Market	Offered quotes	$960.00 – $1,724.81
		Approach		(weighted average $995.36)

Increases/decreases in offered quotes and book value multiples may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Semiannual report | Financial Opportunities Fund	19

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which the Fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. In August 2012, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the Fund makes quarterly distributions of an amount equal to $0.2961 per share, based upon an annual distribution rate of 6.50% of the Fund’s net asset value of $18.22 on July 31, 2012 (representing a quarterly distribution rate of 1.625% of the Fund’s July 31, 2012 net asset value). This amount will be paid quarterly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum dividend. In addition, the Fund also may make additional distributions to avoid federal income and excise taxes.

20	Financial Opportunities Fund | Semiannual report

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determinations of tax characteristics of the Fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders. A portion of the distributions paid may be deemed a tax return of capital for the year ended October 31, 2013.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at October 31, 2012.

New accounting pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

Semiannual report | Financial Opportunities Fund	21

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the six months ended April 30, 2013, the Fund participated in written option contracts to generate earnings from option premiums. The following tables summarize the Fund’s written options activities during the six months ended April 30, 2013. As of April 30, 2013, the Fund did not hold any written options.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	5,500	$113,997
Options written	—	—
Options expired	—	—
Options closed	(5,500)	(113,997)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($226,003)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized appreciation (depreciation)	$150,253

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

22	Financial Opportunities Fund | Semiannual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on annual basis, to the sum of (a) 1.15% of the first $500,000,000 of the Fund’s average daily gross assets, including the assets attributed to the Credit Facility Agreement (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the Fund’s average daily gross managed assets in excess of $500,000,000. Prior to January 18, 2013, the Fund paid a daily management fee to the Advisor at an annual rate of 1.15% of the Fund’s average daily net assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2013 were equivalent to a net annual effective rate of 1.15% of the Fund’s average daily gross managed assets.

Administrative services. The Fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the Fund and oversees operational activities of the Fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross assets of the Fund. The Advisor agreed to limit the administrative services fee to 0.10% of the Fund’s average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $283,836 for the six months ended April 30, 2013. The Advisor reserves the right to terminate this limitation in the future with the Trustees’ approval. The administrative services fees incurred for the six months ended April 30, 2013 amounted to an annual rate of 0.10% of the Fund’s average weekly gross assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current share repurchase plan will remain in effect between January 1, 2013 and December 31, 2013.

During the six months ended April 30, 2013 and the year ended October 31, 2012, the Fund repurchased 0.00% and 2.43%, respectively, of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amount to 10.20% for the year ended October 31, 2012. Shares repurchased and corresponding dollar amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial Highlights.

Semiannual report | Financial Opportunities Fund	23

Note 7 — Leverage risk

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the Fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit Facility Agreement

Effective February 4, 2013, the Fund has entered into a CFA with Bank of America, N.A. (Bank of America) that allows it to borrow up to $110 million and to invest the borrowings in accordance with its investment practices.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.68% and is payable monthly. Commencing in August 2013, the Fund will also be required to pay a commitment fee of 0.25% per annum on any unused portion of the commitment, if the daily outstanding amount of the borrowings is less than $88 million. As of April 30, 2013, the Fund had borrowings of $80 million, at an interest rate of 0.88%, which is reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended April 30, 2013, the average borrowings under the CFA and the effective average interest rate were $48,192,771 and 0.89%, respectively.

Following an initial 180-day term of the CFA, the Fund will have a right to terminate the CFA with 30 days’ prior written notice. If certain asset coverage, collateral requirements, minimum net assets or other covenants are not met, Bank of America could declare an event of default, terminate the CFA and accelerate the Fund’s obligation to repay the loans. Absent a default, Bank of America is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

24	Financial Opportunities Fund | Semiannual report

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $99,147,792 and $31,826,431, respectively, for the six months ended April 30, 2013.

Note 10 — Industry or sector risk

The Fund generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

Semiannual report | Financial Opportunities Fund	25

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public in August 1994. The Fund’s investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income.

On September 11, 2012, the Board of Trustees approved a change to the Fund’s 80% investment policy and voted to change the Fund’s name to John Hancock Financial Opportunities Fund. The prior investment policy stating that: “Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. ‘Net assets’ is defined as net assets plus borrowings for investment purposes. ‘Primarily owned’ means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin.” was replaced with the following: “Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. ‘Net assets’ is defined as net assets plus borrowings for investment purposes.” The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.

On September 11, 2012, the Board of Trustees also approved certain other investment policy changes. Under the revised investment policies, the Fund is permitted to invest up to 20% of its remaining net assets in the aggregate: (i) in the common and preferred equity securities and other preferred securities of non-financial services companies and (ii) in U.S. and foreign debt securities that include, but are not limited to, bonds, notes, bills and debentures. The name change and the investment policy changes described above became effective on December 14, 2012.

Financial services industry risk. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Financial services companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Foreign securities risk. The Fund will not be limited in the extent to which it can invest in foreign issuers, and the portion is expected to vary based on market conditions. Investments in securities of foreign entities and securities quoted in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and

26	Financial Opportunities Fund | Semiannual report

foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities.

Medium and smaller company risk. The Fund’s holdings of small, medium and large capitalization companies will vary and the Fund could have a large exposure to small- or midcap companies at times. Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.

Real estate securities risk. Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

On September 11, 2012, the Board of Trustees also voted in favor of amending the Fund’s fundamental investment restriction relating to borrowing, and eliminating the Fund’s fundamental investment restriction relating to pledging, mortgaging and hypothecating assets. These changes were approved by the Fund’s shareholders at the Special Meeting of Shareholders held on January 18, 2013.

Amendments to Investment Advisory Agreement and Subadvisory Agreement

At the Special Meeting of Shareholders held on January 18, 2013, shareholders of the Fund approved: (i) an amendment to the investment advisory agreement (the Advisory Agreement Amendment) with John Hancock Advisers, LLC (the Advisor), amending the calculation of investment advisory fee from “net assets” to “gross assets” and, with respect to the Fund’s average daily gross assets in excess of $500 million, changing the investment advisory fee rate from 1.15% to 1.00%; and (ii) an amendment to the investment subadvisory agreement (the Subadvisory Agreement Amendment) with the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) amending the calculation of investment subadvisory fee from “net assets” to “gross assets.” The Advisory Agreement Amendment and the Subadvisory Agreement Amendment, which are collectively referred to as Amendments, became effective on January 18, 2013. A description of the Board’s evaluation and recommendation with respect to the Amendments is set forth below.

Board Consideration of Amendments to Investment Advisory Agreement and Subadvisory Agreement

At an in-person meeting on September 9–11, 2012, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement Amendment and the Subadvisory Agreement Amendment. At the September 2012 meeting, the Board determined that it was appropriate to rely upon its consideration of the factors considered in connection with the annual

Semiannual report | Financial Opportunities Fund	27

evaluation of the Advisory and Subadvisory Agreements conducted at the in-person meetings held on May 6–8 and June 3–5, 2012. A discussion of the bases of the Board’s approval of the Advisory and Subadvisory Agreements is included in the Fund’s annual shareholder report dated October 31, 2012.

At the September 9–11, 2012 meeting, the Board revisited the factors it previously considered at the May 6–8 and June 3–5, 2012 meetings to the extent relevant to the proposed Advisory Agreement Amendment and Subadvisory Agreement Amendment. The Board also took into account other factors it considered relevant in its evaluation of the Amendments, including the potential benefits that the Fund and its shareholders may realize from a leveraged strategy. The Board reviewed the nature, extent and quality of services provided by the Advisor and the Subadvisor, including the Advisor’s and Subadvisor’s history and experience providing investment services to the Fund and their experience managing several other closed-end funds that utilize leverage by borrowing. The Board considered the quality and depth of the investment professionals having principal investment responsibility for the Fund and the investment performance record of the Fund over the longer and shorter time periods. The Board also considered the investment professionals’ experience and performance record in managing other portfolios with investment styles similar to the Fund’s investment strategy after implementation of its new 80% investment policy and related change to its name.

In addition to evaluating the nature, extent and quality of services provided by the Advisor and the Subadvisor, the Board further considered that the Advisor and Subadvisor would be responsible for managing the additional borrowed assets and would be required to expend additional resources in managing such assets. In addition, the use of leverage would increase the complexity of the administrative and oversight responsibilities associated with securing and monitoring leverage for the Fund. The Board noted that the Advisor and Subadvisor would be unwilling to continue managing the Fund on a leveraged basis unless the increased costs in managing such a Fund are compensated through the fees that each of them receives.

The Board reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Advisor as compared to the other funds in its expense group, and the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services. The Board considered the services provided and the fees charged by the Advisor and the Subadvisor to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts. The Board considered the expense ratio of the Fund on a historical basis and after giving effect to leverage and the benefits to the Advisor and the Subadvisor from the revised fee calculation in the Advisory Agreement and the Subadvisory Agreement Amendments. The Board reviewed the Fund’s advisory fee and expense ratios against those of comparable funds. The Board also received information about the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services. The Board noted that on a historical basis the Fund’s net expense ratio was equal to the applicable median of a group of comparable funds determined by Lipper, an independent third party. The Board also noted that after the implementation of the new 80% investment policy, and after giving effect to leverage of approximately 25%, there would be only one other leveraged fund in the Fund’s peer group and that the Fund’s advisory fee and net expense ratio would be in line with that fund. The Board noted that the fees charged by the Advisor and the Subadvisor were reasonable based on average advisory and subadvisory fees and operating expenses for comparable funds, including open-end funds.

The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase, but recognized that there is limited ability to grow assets for a closed-end fund. The Board noted that the Advisor has agreed to reduce the advisory fee rate from 1.15% to 1.00% of the Fund’s average daily gross assets in excess of $500 million, and that the Fund may benefit from such a breakpoint.

28	Financial Opportunities Fund | Semiannual report

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement Amendment and Subadvisory Agreement Amendment for the Fund, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders, and the Board, including a majority of the Independent Trustees, approved the Advisory Agreement Amendment and Subadvisory Agreement Amendment for the Fund.

Dividends and distributions

During the six months ended April 30, 2013, distributions totaling $0.5922 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS[1]

December 31, 2012	$0.2961

March 28, 2013	0.2961

Total	$0.5922

1A portion of the distributions may be deemed a tax return of capital at year-end.

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution, participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. Whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or

Semiannual report | Financial Opportunities Fund	29

distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

30	Financial Opportunities Fund | Semiannual report

Shareholder meetings

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on January 18, 2013. The following proposals were considered by the shareholders:

Proposal 1(a): Revision to fundamental investment restriction regarding borrowing money.

Shareholders of the Fund approved this proposal and the votes cast are set forth below:

FOR	AGAINST	ABSTAIN

8,306,481	1,434,755	315,611

Proposal 1(b): Elimination of fundamental investment restriction regarding pledging, mortgaging or hypothecating assets. Shareholders of the Fund approved this proposal and the votes cast are set forth below:

FOR	AGAINST	ABSTAIN

8,217,673	1,501,003	338,171

Proposal 2(a): An amendment to the advisory agreement to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of the advisory fees and to add a fee breakpoint. Shareholders of the Fund approved this proposal and the votes cast are set forth below:

FOR	AGAINST	ABSTAIN

8,084,667	1,605,660	366,520

Proposal 2(b): An amendment to the subadvisory agreement to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of the subadvisory fees. Shareholders of the Fund approved this proposal and the votes cast are set forth below:

FOR	AGAINST	ABSTAIN

8,075,228	1,608,525	373,094

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below.

Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below:

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	14,304,001	779,595
James M. Oates	14,193,645	889,951
Steven R. Pruchansky	14,283,469	800,127
Non-Independent Trustee
Craig Bromley	14,236,748	846,848

Semiannual report | Financial Opportunities Fund	31

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	14,192,921	890,675
Peter S. Burgess	14,241,010	842,586
Theron S. Hoffman	14,244,931	838,665
Non-Independent Trustee
Warren A. Thomson	14,235,959	847,637

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	14,237,154	846,442
Grace K. Fey	14,245,740	837,856
Hassell H. McClellan	14,240,118	843,478
Gregory A. Russo	14,288,853	794,743
Non-Independent Trustee
James R. Boyle	14,233,882	849,714

32	Financial Opportunities Fund | Semiannual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Steven R. Pruchansky,		Subadvisor
Vice Chairman	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Custodian
William H. Cunningham		State Street Bank and
Grace K. Fey	Francis V. Knox, Jr.	Trust Company
Theron S. Hoffman*	Chief Compliance Officer
Deborah C. Jackson		Transfer agent
Hassell H. McClellan	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
	Treasurer	K&L Gates LLP

*Member of the		Stock symbol
Audit Committee		Listed New York Stock
†Non-Independent Trustee		Exchange: BTO

For shareholder assistance refer to page 30

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Semiannual report | Financial Opportunities Fund	33

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P9SA 4/13
MF142357	6/13

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans

Nov-12	-	-	-	1,577,583

Dec-12	-	-	-	1,852,851*

Jan-13	-	-	-	1,852,851

Feb-13	-	-	-	1,852,851

Mar-13	-	-	-	1,852,851

Apr-13	-	-	-	1,852,851

Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The plan renewed by the Board in December 2012 will remain in effect between January 1, 2013 and December 31, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

By:	/s/ Charles A. Rizzo
---------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	June 26, 2013